UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to § 240.14a-12.

CALVERT IMPACT FUND, INC.

CALVERT RESPONSIBLE INDEX SERIES, INC.

CALVERT SOCIAL INVESTMENT FUND

CALVERT WORLD VALUES FUND, INC.

THE CALVERT FUND

CALVERT MANAGEMENT SERIES

CALVERT VARIABLE TRUST, INC.

CALVERT VARIABLE SERIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Inbound Information Agent Script

CLIENT NAME: CALVERT FUNDS

Meeting Date: June 16, 2025

Dedicated Toll-Free Number: 844-200-5785

INBOUND GREETING:

Thank you for calling the Broadridge Proxy Services Center for the Calvert Funds, you are on a recorded line. My name is <Agent Name>. How may I assist you today?

IF UNSURE OF VOTING:

Would you like me to review the proposal(s) with you? <Once questions have been answered using the proxy materials provided, review the voting options available.>

IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED:

Mr./Ms. <shareholder’s last name>, if you would like to review the proxy statement, Calvert Funds made it easy for you to review online at https://materials.proxyvote.com/Approved/MC0110/20250421/NPS_605726.PDF. Should you have any questions once you have reviewed the material, please contact us at 1-844-200-5785 between the hours of 9:00am and 10:00pm Monday through Friday Eastern Time.

VOTING OPTIONS (REGISTERED AND BENEFICIAL):

To vote by Internet

1) Read the Proxy Statement and have the proxy ballot at hand.

2) Go to website www.proxyvote.com

3) Enter your control number, located in the box with the arrow next to it.

4) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy ballot at hand.

2) Call the phone number listed on the top right of your ballot (starts with 1-800)

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card.

3) Sign and date the proxy card.

4) Return the proxy card in the preaddressed, postage paid envelope provided

Should you have any questions, please contact us at 1-844-200-5785 between the hours of 9:00am and 10:00pm Monday through Friday Eastern Time.

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION

PRE-RECORDED MESSAGES – CANNOT BE UPDATED

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your Funds accounts, please contact your Investment professional. Thank you.

Call Center Hours of Operation:

Monday through Friday, 9AM to 10PM Eastern Time (ET)

© 2024 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION